Exhibit 10.25

                                    GUARANTY


          This Guaranty (this "GUARANTY") is dated as of June 17, 1999, by LOIS/USA, INC., a Delaware corporation ("GUARANTOR"), in favor of GREEN TREE FINANCIAL SERVICING CORPORATION, for itself, as lender, and as agent (the "AGENT") for the Lenders (as hereinafter defined).

                                    RECITALS

          WHEREAS, ZYX INC. (formerly LOIS/USA WEST INC.), a Delaware corporation ("WEST"), LOIS/USA CHICAGO INC., a Delaware corporation ("CHICAGO"), LOIS/USA NEW YORK INC., a Delaware corporation ("NEW YORK"), FOGARTY & KLEIN, INC., a Texas corporation ("FKP") and YEAR 2K COMMUNICATIONS, INC., a Delaware corporation ("Y2K") (West, Chicago, New York, FKP and Y2K are collectively referred to herein as the "BORROWERS" and individually as a "BORROWER"), the Agent and the lenders named therein (the "LENDERS"), have entered into that certain Loan and Security Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") providing for the extension of loans and other financial accommodations from Lenders to Borrowers; and

          WHEREAS, Borrowers will become liable for their Obligations including, without limitation, loans and other financial accommodations from the Lenders (including the Agent in its individual capacity) under the Loan Agreement (all Obligations being referred to herein as the "GUARANTY INDEBTEDNESS");

          WHEREAS, Guarantor owns 100% of the outstanding shares of each Borrower;

          WHEREAS, Guarantor will derive substantial direct and indirect economic benefit and advantage from the financial accommodations to Borrowers set forth in the Loan Agreement, including, without limitation, the loans and advances made to Borrowers thereunder, and it will be to Guarantor's direct and indirect economic benefit to assist Borrowers in procuring such financial accommodations from the Lenders; and

          WHEREAS, a condition precedent to Agent and Lenders entering into the Loan Agreement is that the Guarantor execute and deliver this Guaranty;

          NOW, THEREFORE, for and in consideration of the premises and in order to induce Agent and Lenders to enter into the Loan Agreement and Lenders to make loans thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

          SECTION 1. DEFINITIONS.

          Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to such terms in the Loan Agreement.

          SECTION 2. GUARANTY OF PAYMENT.

          (a) Guarantor, jointly and severally, hereby absolutely and unconditionally guarantees the full and prompt payment to Agent, for its benefit and the benefit of Lenders, when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all existing and future Guaranty Indebtedness.

          (b) Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by Lenders to Borrowers; any extension, renewal or replacement of any of the Guaranty Indebtedness; any forbearance with respect to any of the Guaranty Indebtedness or otherwise; any purchase of any assets of Borrowers by the Lenders; or any other valuable consideration.

          (c) Guarantor agrees that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for in the Guaranty Indebtedness.

          SECTION 3. COSTS AND EXPENSES.

          Guarantor agrees, jointly and severally, to pay on demand, if not paid by Borrowers, all costs and expenses of every kind incurred by Agent or Lenders:
(a) in enforcing this Guaranty, (b) in collecting any of the Guaranty Indebtedness from the Borrowers or Guarantor, (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Guaranty Indebtedness, and (d) for any other purpose related to the Guaranty Indebtedness or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by Agent or any Lender in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under Title 11 of the United States Code (the "BANKRUPTCY CODE") or otherwise, or for any purpose specified in the preceding sentence.

          SECTION 4. NATURE OF GUARANTY: CONTINUING, ABSOLUTE AND UNCONDITIONAL.

          (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Guaranty Indebtedness, independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by Agent or Lenders therefor or with respect thereto, whether or not furnished by Guarantor. The obligations of Guarantor to repay the Guaranty Indebtedness hereunder shall be unconditional.

          (b) Until the Guaranty Indebtedness has been paid in full in cash, Guarantor shall have no right, claim or remedy of subrogation, reimbursement, contribution or any similar rights against Borrowers or any other guarantor with respect to the Guaranty Indebtedness and hereby waives all such rights including, without limitation, any right to enforce any remedy which Agent or any Lender now has or may hereafter have against Borrowers, any endorser or any other guarantor of all or any part of the Guaranty Indebtedness, and Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to Agent, on behalf of the Lenders, to secure payment of the Guaranty Indebtedness or any part thereof or any other liability of the Borrower to Agent or the Lenders. If any amount shall be paid to any Guarantor on account of any payment made hereunder at any time when the Guaranty Indebtedness shall not have been paid in full in cash, such amount shall be held in trust for the benefit of Agent and Lenders and shall forthwith be paid to Agent to be credited and applied, whether the Guaranty Indebtedness is matured or unmatured, in accordance with the terms of the Loan Agreement. Guarantor authorizes Agent, on behalf of itself and Lenders, to take any action or exercise any remedy with respect to such collateral which Agent, on behalf of itself and Lenders, in its sole discretion shall determine, without notice to Guarantor. Guarantor further agrees that any and all claims of Guarantor against Borrowers, any endorser or any other guarantor of all or any part of the Guaranty Indebtedness, or against any of their respective properties, whether arising by reason of any payment by Guarantor to Agent, on behalf of itself and Lenders, pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of any and all principal and interest, all fees, all reasonable costs of collection (including reasonable attorneys' fees and time charges) and any other liabilities or obligations owing to Agent and Lenders by the Borrowers which may arise either with respect to or on any note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to any Lender or Agent. In the event Agent, on behalf of itself and Lenders, in its sole discretion elects to give notice of any action with respect to the collateral securing the Guaranty Indebtedness or any part thereof, ten
(10) days' written notice mailed to Guarantor by ordinary mail at the address shown hereon shall be deemed reasonable notice of any matters contained in such notice. Guarantor consents and agrees that Agent, on behalf of itself and Lenders, shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Guaranty Indebtedness.

          (c) For the further security of Agent and Lenders and without in any way diminishing the liability of Guarantor, following the occurrence of an Event of Default and acceleration of the Guaranty Indebtedness of Borrowers, all debts and liabilities, present or future of Borrowers to Guarantor and all monies received from Borrowers or for its account by Guarantor in respect thereof shall be received in trust for Lenders and forthwith upon receipt shall be paid over to Agent, for the benefit of itself and Lenders, until all of such Guaranty Indebtedness has been paid in full. The obligations of Guarantor in the preceding sentence shall be independent of and severable from this Guaranty and shall remain in full force and effect whether or not Guarantor is liable for any amount under this Guaranty.

          (d) This Guaranty and Guarantor's obligations hereunder are absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the guaranty agreement between Guarantor and Agent, on behalf of Lenders. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of Agent, on behalf of the Lenders.

          SECTION 5. CERTAIN RIGHTS AND OBLIGATIONS.

          (a) Guarantor authorizes Agent and Lenders, without notice, demand or any reservation of rights against Guarantor and without impairing or affecting the validity or enforceability of this Guaranty or Guarantor's obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Guaranty Indebtedness or any part thereof or grant other indulgences to any Borrower or other Persons; (ii) to accept from any Person and hold collateral for the payment of the Guaranty Indebtedness or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Guaranty Indebtedness or any part thereof, and to discharge, release or substitute any such obligation of any such endorser or guarantor, or any Person who has given any security interest in any collateral as security for the payment of the Guaranty Indebtedness or any part thereof, or any other Person in any way obligated to pay the Guaranty Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or Person; (iv) subject to the notice provision set forth in SECTION 4 hereof, to dispose of any and all collateral securing the Guaranty Indebtedness in any manner as Agent or Lenders, in its or their sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Guaranty Indebtedness or any part thereof as Agent or Lenders, in its or their sole discretion, may determine; (v) except as otherwise provided in the Loan Agreement, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Guaranty Indebtedness (whether principal, interest, fees, costs, and expenses, or otherwise) including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Guaranty Indebtedness even though the Agent and the Lenders might lawfully have elected to apply such payments to the Guaranty Indebtedness or to amounts which are not covered by this Guaranty; and (vi) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Agent or Lenders, in its or their sole discretion, may deem appropriate and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of Guarantor as a guarantor or surety in whole or in part, and in no case shall Agent or Lenders be responsible or shall Guarantor be released either in whole or in part for any act or omission in connection with Agent or Lenders having sold any collateral at less than fair market value.

          (b) If any default shall be made in the payment of any of the Guaranty Indebtedness and any grace period has expired with respect thereto, Guarantor hereby agrees to pay the same in full to the extent hereinafter provided: (i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of any Borrower; (ii) without requiring presentment, protest or notice of nonpayment or notice of default to Guarantor, to any Borrower or to any other Person; (iii) without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of any Borrower; (iv) without requiring the Agent or the Lenders to resort first to any Borrower (this being a guaranty of payment and not of collection) or to any other guarantor or any other Person obligated with respect to the Guaranty Indebtedness or any collateral which the Lenders may hold; (v) without requiring notice of acceptance hereof or assent hereto by the Agent or the Lenders; and (vi) without requiring notice that any of the Guaranty Indebtedness has been incurred, extended or continued or of the reliance by the Agent or the Lenders upon this Guaranty; all of which Guarantor hereby waives.

          (c) This Guaranty and Guarantor's obligation hereunder shall at all times be valid and enforceable and shall not be impaired or affected by any other agreements or circumstances of any nature whatsoever which otherwise constitute a defense to this Guaranty, including, without limitation, any of the following, all of which Guarantor hereby waives to the extent permitted by law:
(i) any failure or omission to perfect or continue the perfection of any security interest in or other lien on, or preserve rights to, any collateral securing payment of any of the Guaranty Indebtedness or Guarantor's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien or guaranty of the Guaranty Indebtedness; (iii) any failure or omission to protect, preserve or insure any such collateral; (iv) failure of Guarantor to receive notice of any intended disposition of such collateral; (v) any defense arising by reason of the cessation from any cause whatsoever of liability of any Borrower including, without limitation, any failure, negligence or omission by the Agent or the Lenders in enforcing their claims against any Borrower; (vi) any waiver of any right, remedy or power or of any default with respect to the Guaranty Indebtedness or any part thereof or any release, settlement or compromise of any obligation of any Borrower; (vii) the invalidity or unenforceability of any of the Guaranty Indebtedness or the invalidity or unenforceability of any agreement relating thereto or with respect to any collateral securing the Guaranty Indebtedness or any part thereof; (viii) any change of ownership of any Borrower or the insolvency, bankruptcy or any other change in the legal status of any Borrower; (ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranty Indebtedness; (x) the existence of any claim, setoff or other right which Guarantor may have at any time against the Agent, any Lender, any Borrower or any other guarantor in connection herewith or any unrelated transaction; (xi) the failure of any Borrower or Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranty Indebtedness or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranty Indebtedness or this Guaranty; (xii) the Agent's election, on behalf of the Lenders, in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code; (xiii) any borrowing, use of cash collateral, or grant of a security interest by the Borrower, as debtor in possession, under section 363 or 364 of the Bankruptcy Code; (xiv) the disallowance of all or any portion of the Agent's or any of the Lenders' claims for repayment of the Guaranty Indebtedness under section 502 or 506 of the Bankruptcy Code; or (xv) any other fact or circumstance which might otherwise constitute grounds at law or in equity for the discharge or release of Guarantor from its obligations hereunder, all whether or not Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this SUBSECTION 5(C). It is agreed that Guarantor's liability hereunder is independent of any other guaranties or other obligations at any time in effect with respect to the Guaranty Indebtedness or any part thereof and that Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Borrower of the Guaranty Indebtedness in the manner agreed upon between the Agent and the Lenders and the Borrower.

          (d) Credit may be granted or continued from time to time by the Agent and the Lenders to any Borrower without notice to or authorization from Guarantor regardless of the Borrower's financial or other condition at the time of any such grant or continuation. Neither the Agent nor any Lender shall have an obligation to disclose or discuss with Guarantor its assessment of the financial condition of any Borrower.

          SECTION 6. REPRESENTATIONS AND WARRANTIES.

Guarantor represents and warrants that:

          (a) EXISTENCE. Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation, as the case may be, and has been duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification;
(ii) has the requisite corporate authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now, heretofore and proposed to be conducted; (iii) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (iv) is in compliance with its organizational documents; and (v) is in compliance with all applicable provisions of law.

          (b) AUTHORITY. Guarantor has full power, authority and legal right to enter into this Guaranty and the other Financing Agreements to which it is a party. The execution, delivery and performance by Guarantor of this Guaranty and such other Financing Agreements: (i) have been duly authorized by all necessary action on the part of Guarantor; (ii) are not in contravention of the terms of Guarantor's articles of incorporation or bylaws or of any indenture, agreement or undertaking to which Guarantor is a party or by which it or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval or the consent of any other Person that has not been obtained; (iv) do not and will not contravene any contractual or governmental restriction to which Guarantor or any of its property may be subject; and (v) do not and will not, except as contemplated herein, result in the imposition of any Lien upon any property of Guarantor under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or affected. Guarantor has the full corporate authority to own or lease and operate its property and to conduct the business in which it is currently engaged and in which it proposes to engage.

          (c) BINDING EFFECT. This Guaranty and all of the other Financing Agreements to which Guarantor is a party have been duly executed and delivered by Guarantor, are the legal, valid and binding obligations of Guarantor and are enforceable against Guarantor in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the rights of creditors generally or by application of general principles of equity.

          (d) SOLVENCY. Guarantor is Solvent and will continue to be Solvent following the consummation of the transactions contemplated by this Guaranty and the other Financing Agreements.

          (e) TAX OBLIGATIONS. Guarantor and its Subsidiaries have filed complete and correct federal, state and local tax reports and returns required to be filed, prepared in accordance with applicable laws or regulations, and, except for extensions duly obtained, have either duly paid all taxes, duties and charges owed, or made adequate provisions for the payment thereof. There are no material unresolved questions or claims concerning any tax liability of Guarantor or any Subsidiary.

          (f) LITIGATION AND PROCEEDINGS. Except as set forth on SCHEDULE 6(F) hereto, no action, claim or proceeding is now pending or, to the best knowledge of Guarantor, threatened against or affecting Guarantor or any of its Subsidiaries, before any Governmental Authority, or before any arbitrator or panel of arbitrators, nor, to the best knowledge of Guarantor, does a state of facts exist which is reasonably likely to give rise to such proceedings. None of the actions, claims or proceedings set forth on SCHEDULE 6(F) (i) challenges Guarantor's or such Subsidiary's right or power to enter into or perform any of its obligations under the Financing Agreements, or the validity or enforceability of any Financing Agreement or any action taken thereunder or (ii) if adversely determined, could reasonably be expected to have a Material Adverse Effect.

          (g) COMPLIANCE WITH LAWS AND REGULATIONS. The execution and delivery by Guarantor of this Guaranty and all of the other Financing Agreements to which it is a party and the performance of Guarantor's obligations hereunder and thereunder are not in contravention of any order applicable to Guarantor or, to Guarantor's best knowledge, any laws, regulations or ordinances applicable to Guarantor. Guarantor is in compliance with all applicable laws, orders, regulations and ordinances of all federal, foreign, state and local governmental authorities relating to the business operations and the property of Guarantor or any of its Subsidiaries.

          (h) FULL DISCLOSURE. This Guaranty and the representations and warranties of Guarantor in any other Financing Agreement delivered or to be delivered by Guarantor, do not and will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading. There is no material fact which Guarantor has not disclosed to the Agent in writing which has had or, so far as Guarantor can now foresee, will have a Material Adverse Effect.

          (i) SUBSIDIARIES. SCHEDULE 6(i) hereto contains an accurate list of all of the existing Subsidiaries of Guarantor as of the date of this Guaranty, setting forth their respective jurisdictions of incorporation or organization and the percentage of their capital stock or partnership interests owned by Guarantor or other of its Subsidiaries.

          (j) NEGATIVE PLEDGE. Guarantor is not a party to or bound by any indenture, contract, instrument or other agreement which prohibits the creation, incurrence or sufferance to exist of any Lien upon its property, except the Financing Agreements.

          (k) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Guaranty or any of the other Financing Agreements to which Guarantor is a party shall survive the execution and delivery of this Guaranty and the termination hereof.

          SECTION 7. COVENANTS

          Guarantor covenants and agrees that until the Guaranty Indebtedness is paid in full in cash and the Commitments are terminated:

          (a) Guarantor shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation and its rights and franchises and (ii) continue to conduct its business as permitted hereunder or under the Loan Agreement;

          (b) Guarantor shall comply in all material respects with all federal, state, local and foreign laws and regulations applicable to it, including, without limitation, those relating to licensing, ERISA, Environmental Laws and labor matters.

          (c) Guarantor shall not (i) engage in any business activity other than the ownership and management of the Borrowers and Persons with respect to Permitted Acquisitions and the related activities incidental thereto; (ii) directly or indirectly incur or assume or suffer to exist any Indebtedness other than (A) the Seller Obligations, (B) the FKP Obligations, (C) the S&C Obligations and (D) Indebtedness to any Borrower in connection with a Permitted Acquisition, Investments (other than its Investment in the Borrowers and Persons with respect to Permitted Acquisitions and Investments in cash and Cash Equivalents in an aggregate amount not to exceed $100,000 at any one time) or Guaranty (other than this Guaranty or guaranties of Indebtedness of Borrowers permitted under the Loan Agreement); (iii) incur on behalf of Guarantor or its Subsidiaries obligations with respect to management or consulting or similar fees to non-affiliates in excess of $350,000 in the aggregate in any Fiscal Year; (iv) create or permit to exist any Lien on its assets, other than Permitted Liens; (v) merge or consolidate with, acquire any assets or Stock of, or otherwise combine with any Person other than with respect to Permitted Acquisitions; (vi) make any change in its capital structure; (vii) amend its articles of incorporation or bylaws other than any amendment that is not, in the reasonable judgment of the Agent, adverse in any material respect to the value of the interests or rights of the Agent or the Lenders thereunder or the rights or interests of the Agent or the Lenders; (viii) except as otherwise permitted by the Loan Agreement with respect to the Borrowers, sell, transfer, convey, assign or otherwise dispose of any of its Property; (ix) execute any agreements or contracts that would be prohibited by the Financing Agreements; or (x) change its Fiscal Year. Notwithstanding the foregoing sentence, Guarantor may engage in any activity incidental to the maintenance of the existence of Guarantor and may enter into and perform the obligations of Guarantor under this Agreement.

          (d) Guarantor shall not (i) make any payment of principal or premium, if any, or interest on, fees with respect to, redemption, prepayment, conversion, exchange, purchase, repurchase, retirement, defeasance, sinking fund or other similar payment with respect to any Subordinated Debt, (ii) violate any of the subordination provisions of the Subordination Agreement, (iii) amend, waive or otherwise modify any provision of any Subordinated Debt or waive any cause of action arising therefrom or related thereto; PROVIDED, that so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Guarantor may make regularly scheduled payments of principal and interest on the Seller Obligations in accordance with the terms of the Subordination Agreement.

          (e) Guarantor shall not enter into any indenture, agreement, instrument or other arrangement which, (i) directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the obligations of Guarantor hereunder, or (ii) contains any provisions which would be violated or breached by the performance by Guarantor of its obligations hereunder.

          (f) Guarantor shall cause the Borrowers to comply with all covenants set forth in the Loan Agreement.

          (g) On or before the Closing Date, Guarantor shall obtain a letter from Arthur Andersen & Co. on which Agent shall be designated as a recipient, acknowledging that Lenders intend to rely upon the financial statements of Guarantor and its Subsidiaries certified by such accountants and that the Lenders may rely upon such certification.

          SECTION 8. TERMINATION.

          This Guaranty shall remain in full force and effect until all of the Guaranty Indebtedness shall be finally and irrevocably paid in full in cash and the Commitments under the Loan Agreement shall have been terminated. Payment of all of the Guaranty Indebtedness from time to time shall not operate as a discontinuance of this Guaranty. Guarantor further agrees that, to the extent that any Borrower makes a payment or payments to the Agent or any of the Lenders on the Guaranty Indebtedness, or the Agent or the Lenders receive any proceeds of collateral securing the Guaranty Indebtedness, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to such Borrower, its estate, trustee, receiver, debtor in possession or any other Person, including, without limitation, any guarantor, under any insolvency or bankruptcy law, state, federal or foreign law, common law or equitable cause, then to the extent of such payment, return or repayment, the Guaranty Indebtedness or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by the Agent or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent's or the Lenders' rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

          SECTION 9. GUARANTY OF PERFORMANCE.

          Guarantor also guarantees the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Guarantor or any Borrower to the Agent or the Lenders under or in connection with the Financing Agreements. Every provision for the benefit of the Agent or the Lenders contained in this Guaranty shall apply to the guaranty of performance given in this SECTION 9.

          SECTION 10. TAXES.

          All payments hereunder shall be made without any counterclaim or setoff, free and clear of, and without reduction by reason of, any taxes (except income taxes of the Agent and the Lenders), levies, imposts, charges and withholdings, restrictions or conditions of any nature ("TAXES"), which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by Guarantor. If for any reason, any such reduction is made or any Taxes are paid by the Agent or any Lender, Guarantor will pay to the Agent, for its benefit and the benefit of the Lenders, such additional amounts as may be necessary to ensure that the Agent and the Lenders receive the same net amount which they would have received had no reduction been made or Taxes paid.

          SECTION 11. SECURITY.

          To secure payment of Guarantor's obligations under this Guaranty, concurrently with the execution of this Guaranty, Guarantor is entering into the Parent Pledge Agreement in favor of the Agent, for its benefit and the benefit of the Lenders.

          SECTION 12. MISCELLANEOUS.

          (a) In addition to and without limiting any other right, power or remedy of the Agent or any Lender, whenever the Agent or the Lenders have the right to declare any of the Guaranty Indebtedness to be immediately due and payable (whether or not it has been so declared), the Lenders at their sole election without notice to Guarantor may appropriate and setoff against the Guaranty Indebtedness: (i) any and all indebtedness or other monies due or to become due to Guarantor by the Agent or the Lenders in any capacity; and (ii) any monies, credits or other property belonging to Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of the Agent or any of the Lenders, or any affiliate of the Agent or any of the Lenders, whether for deposit or otherwise, whether or not the Guaranty Indebtedness or the obligation to pay such monies owed by the Agent or the Lenders is then due, and the Agent, on its behalf and on behalf of the Lenders, is hereby granted a security interest in and Lien upon such monies, credits and other property. The Agent or the Lenders shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on the Agent's or the Lenders' records subsequent thereto.

          (b) In the event that acceleration of the time for payment of any of the Guaranty Indebtedness is stayed, upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all such amounts shall nonetheless be payable by Guarantor forthwith upon demand by the Agent, on its behalf and on behalf of the Lenders.

          (c) No delay on the part of the Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Lender of any right, power or remedy shall preclude any further exercise thereof; nor shall any amendment, supplement, modification or waiver of any of the terms or provisions of this Guaranty be binding upon the Agent or the Lenders, except as expressly set forth in a writing duly signed and delivered by the Agent. The failure by the Agent or any Lender at any time or times hereafter to require strict performance by the Borrower or any Guarantor of any of the provisions, warranties, terms and conditions contained in any Financing Agreement or promissory note, security agreement, agreement, indenture, guaranty, instrument or document now or at any time or times hereafter executed by the Borrower or any Guarantor and delivered to the Agent or any Lender shall not waive, affect or diminish any right of the Agent or any Lender at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of the Agent or any Lender, their agents, officers or employees, unless such waiver is contained in an instrument in writing duly signed and delivered by the Agent and/or the Lenders, as the case may be. No waiver by the Agent or the Lenders of any default shall operate as a waiver of any other default hereunder or the same default on a future occasion, and no action by the Agent or the Lenders permitted hereunder shall in any way affect or impair the Agent's or any Lender's rights, powers or remedies or the obligations of Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any Guaranty Indebtedness owing by the Borrower to the Lenders shall be conclusive and binding on Guarantor irrespective of whether the Borrower was a party to the suit or action in which such determination was made. The rights and remedies of the Agent and the Lenders hereunder are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

          (d) This Guaranty shall bind Guarantor and the successors and assigns of Guarantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns. All references herein to any Lender shall for all purposes also include all Participants. All references herein to the Borrower shall be deemed to include its successors and assigns including, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

          (e) Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

          (f) Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Guaranty, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (g) It is understood that while the amount of the Guaranty Indebtedness is not limited, if, in any action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally, this Guaranty would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action of Guarantor, the Lenders, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

          (h) This Guaranty sets forth the entire understanding and agreement of Guarantor and the Agent with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

          (i) Guarantor, jointly and severally, agrees to pay all costs, fees and expenses (including reasonable attorneys' fees) incurred by the Agent or the Lenders after a default by Guarantor under this Guaranty.

          (j) GUARANTOR AND THE AGENT HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS GUARANTY OR THE OTHER FINANCING AGREEMENTS TO WHICH GUARANTOR IS A PARTY SHALL BE LITIGATED IN SUCH COURTS, AND GUARANTOR AND THE AGENT EACH WAIVE ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH IN SECTION 13 HEREOF AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING CONTAINED IN THIS SECTION 12 SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO ENFORCE ITS LIENS AGAINST ASSETS LOCATED IN SUCH JURISDICTION.

          (k) THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED UNDER AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          SECTION 13. NOTICES.

          Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (a) if delivered in person, when delivered, (b) if delivered by telecopy or similar electronic medium, on the date of confirmed transmission, (c) if delivered by overnight courier, one (1) Business Day after delivery to such courier properly addressed or (d) if by U.S. Mail, three (3) days after deposit in the United States mails (by certified mail, return receipt requested), with proper postage prepaid, to the following addresses:

                  Notices shall be addressed as follows:

                  (a)      If to Guarantor:

                           LOIS/USA, Inc.
                           40 West 57th Street
                           New York, New York  10019
                           Attn:    Chief Financial Officer
                           Telecopy No.: (212) 373-4783

                  With a copy to:

                           Stroock & Stroock & Lavan LLP
                           180 Maiden Lane
                           New York, New York  10038
                           Attn:    Hillel M. Bennett
                           Telecopy No.: (212) 806-6006

                  (b)      If to Agent:

                           Green Tree Financial Servicing Corporation
                           100 North Point Center East, Suite 200
                           Alpharetta, Georgia 30022
                           Attn:    Commercial Finance Division
                           Telecopy No.: (770) 772-3786

                  With a copy to:

                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, Illinois 60601
                           Attn:    Ronald H. Jacobson
                                    Richard E. Morgan
                           Telecopy No.:  (312) 558-5700

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this SECTION 13. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

          SECTION 14. WAIVERS.

          (a) GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

          (b) IN THE EVENT OF A DEFAULT UNDER THE LOAN AGREEMENT, GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OR THE LENDERS OF THEIR RIGHTS TO REPOSSESS ANY COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON ANY COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

          (c) GUARANTOR AND THE AGENT ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE AGENT OR THE LENDERS.

          (d) TO THE EXTENT PERMITTED BY LAW, GUARANTOR ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO ASSERT ANY DEFENSE, SETOFF, COUNTERCLAIM OR CROSSCLAIM OF ANY NATURE WHATSOEVER WITH RESPECT TO THIS GUARANTY OR THE OBLIGATIONS OF GUARANTOR HEREUNDER OR THE OBLIGATIONS OF ANY OTHER PERSON OR PARTY (INCLUDING THE BORROWER) RELATING TO THIS GUARANTY, THE GUARANTY INDEBTEDNESS OR THE OBLIGATIONS OF GUARANTOR IN ANY ACTION OR PROCEEDING BROUGHT BY THE AGENT OR THE LENDERS TO COLLECT THE GUARANTY INDEBTEDNESS OR TO ENFORCE THE OBLIGATIONS OF GUARANTOR HEREUNDER.


                            [signature page follows]

          IN WITNESS WHEREOF, this Guaranty has been executed as of the date and year first written above.


                                        LOIS/USA INC.


                                        By: /s/ Robert K. Stewart
                                           -------------------------
                                        Title: Executive Vice President